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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)         February 8, 2002
                                                    ----------------------------

                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

     DELAWARE                               000-24387                     52-2080967
-------------------------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File Number)           (I.R.S. Employer
 incorporation or organization)                                      Identification No.)

           84 INVERNESS CIRCLE EAST
              ENGLEWOOD, COLORADO                               80112
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number:  (303) 706-0800
                                --------------

Former name or former address, if changed since last report:  Not Applicable
                                                              --------------

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                         NAVIGANT INTERNATIONAL, INC.

                                   FORM 8-K

                               February 25, 2002


ITEM 5.   OTHER EVENTS
-----------------------

     On February 8, 2002, Navigant International, Inc. (the "Registrant") signed an amendment to the Amended and Restated Credit Agreement dated as of August 6, 1999 (the "Credit Facility") modifying certain terms and conditions of the Credit Facility. On February 11, 2002, the Registrant signed an amendment to the Note Purchase Agreements dated November 15, 2000 modifying certain terms and conditions of the Note Purchase Agreements. Copies of the amendments are included as Exhibits 10.1 and 10.2.


(a)  Exhibits

     10.1 Fourth Amendment to the Amended and Restated Credit Agreement dated August 6, 1999.

     10.2 Second Amendment to the Note Purchase Agreements dated November 15, 2000.

          SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  February 25, 2002.


                                  NAVIGANT INTERNATIONAL, INC.
                                  a Delaware corporation


                                  By: /s/ Robert C. Griffith
                                      ---------------------------------------
                                      Name:  Robert C. Griffith
                                      Title: Chief Financial Officer and
                                             Treasurer (Principal Financial and
                                             Accounting Officer)

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